UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2025

FUBOTV INC.

(Exact name of registrant as specified in its charter)

Florida	001-39590	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1290 Avenue of the Americas
New York, NY 10104

(Address of principal executive offices) (Zip Code)

(212) 672-0055

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FUBO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 6, 2025, fuboTV Inc. (the “Company” or “Fubo”) and The Walt Disney Company (“Disney”) issued a joint press release announcing their entry into a Business Combination Agreement (the “BCA”) by and among the Company, Disney and Hulu, LLC (“Hulu”), a copy of which is attached hereto as Exhibit 99.1. The Company will be hosting a webcast at 9:00 a.m. Eastern time on January 6, 2025 to discuss the transactions contemplated by the BCA (the “Transactions”) as well as the litigation settlement discussed in Item 8.01 of this Current Report on Form 8-K. The live webcast and related presentation will be available on the Events & Presentations page of Fubo’s investor relations website at https://ir.fubo.tv. During the webcast, the Company will reaffirm guidance for the fourth quarter and full year ended December 31, 2024 that it provided in its financial results press release for the third quarter of 2024 dated November 1, 2024.

The information in this Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

The information contained in Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) is incorporated into this Item 7.01 by reference.

Item 8.01	Other Events.

On January 6, 2025, concurrently with the execution of the BCA, (i) the Company and FuboTV Media Inc. and (ii) Disney, Hulu, ESPN, Inc., ESPN Enterprises, Inc., Fox Corporation, and Warner Bros. Discovery, Inc. (such parties in clause (ii), the “Defendants,” and together with the Company and FuboTV Media Inc, the “Settling Parties”) entered into a settlement in connection with the action captioned FuboTV Inc. v. The Walt Disney Co., No. 24-cv-1363-MMG (S.D.N.Y. 2024) (the “Action”).

In connection with the settlement, the Settling Parties agreed to settle all claims asserted in the Action, including the Company’s claims concerning the defendants’ bundling or tying of television channels, defendants’ use of most-favored nations clauses, and the contemplated and previously announced Venu joint venture, and to dismiss all claims in the Action with prejudice.

Under the settlement, Disney and its affiliates, including Hulu, agreed that the Transactions and the execution of the BCA, the mutual releases in connection with the settlement and the dismissal with prejudice of the Action constitute full consideration for the execution of the settlement and the releases contained therein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit relating to Items 2.02 and 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description
99.1	Joint Press Release of fuboTV Inc. and The Walt Disney Company, dated January 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These forward-looking statements generally include statements regarding the Transactions and the other transactions described herein, including the terms of the Settlement Agreement, and Fubo’s expected financial performance. All statements other than statements of historical facts contained in this communication may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “outlook”, “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this communication are only predictions. Fubo’s management has based these forward-looking statements largely on their current expectations and projections about future events and financial trends that management believes may affect its business, financial condition and results of operations. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: the Transactions will not be consummated; there may be difficulties with the integration and in realizing the expected benefits of the Transactions; Fubo and Disney may need to use resources that are needed in other parts of its business to do so; there may be liabilities that are not known, probable or estimable at this time; the Transactions may result in the diversion of management’s time and attention to issues relating to the Transactions and integration; expected synergies and operating efficiencies attributable to the Transactions may not be achieved within its expected time-frames or at all; there may be significant transaction costs and integration costs in connection with the Transactions; unfavorable outcome of legal proceedings that may be instituted against Fubo and Disney following the announcement of the Transactions; Fubo’s actual results for the fourth quarter and fiscal year ended December 31, 2024 could differ from the preliminary results disclosed in this Current Report on Form 8-K; and risks inherent to the business may result in additional strategic and operational risks, which may impact Fubo’s risk profile and it may not be able to mitigate effectively. In addition, a number of important factors could cause Fubo’s actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to those important factors discussed in Part II, Item 1A “Risk Factors” in Fubo’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, as any such factors may be updated from time to time in its other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and on Fubo’s investor relations site at https://ir.fubo.tv. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, neither the Company nor Disney undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find it

This Current Report on Form 8-K and the information contained herein shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any proxy, vote or approval, nor shall there be any issuance or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Transactions will be submitted to the shareholders of Fubo for their consideration and approval at a special meeting. In connection with the Transactions, Fubo intends to file a preliminary proxy statement with the SEC. Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed or otherwise furnished to the shareholders of Fubo. Before making any voting decision, Fubo shareholders are urged to read the proxy statement in its entirety, when it becomes available, and any other documents to be filed with the SEC in connection with the Transactions or incorporated by reference in the proxy statement (including any amendments or supplements to these documents), if any, because they will contain important information about the Transactions and the parties to the Transactions. This communication is not a substitute for the proxy statement or any other document that may be filed by Fubo with the SEC or sent to its shareholders in connection with the Transactions.

Fubo investors and shareholders may obtain a free copy of the proxy statement and documents filed by Fubo with the SEC at the SEC’s website at www.sec.gov. In addition, Fubo investors and shareholders may obtain a free copy of Fubo’s filings with the SEC from Fubo’s website at ir.fubo.tv or by directing a request by mail to Fubo, 1290 Avenue of the Americas, New York, NY 10104, or telephone to (212) 672-0055.

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the shareholders of the Company in respect of the Transactions. Information regarding Fubo’s directors and executive officers is contained in the definitive proxy statement on Schedule 14A for Fubo’s 2024 annual meeting of shareholders (the “2024 Proxy Statement”), filed with the SEC on April 26, 2024. Additional information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the shareholders of Fubo in connection with the Transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement for Fubo’s special meeting of shareholders in connection with the Transactions when it is filed with the SEC, free copies of which may be obtained as described in the preceding paragraph. To the extent holdings of Fubo’s securities by Fubo’s directors and executive officers change from the amounts set forth in the 2024 Proxy Statement, such changes have been or will be reflected on Statements of Changes of Beneficial Ownership of Securities on Form 4 filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUBOTV INC.

Date: January 6, 2025	By:	/s/ David Gandler
David Gandler
Chief Executive Officer